UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

DEFINITIVE NOTICE AND PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Cycle Country Accessories Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Cycle Country Accessories Corp.

August 19, 2010

Dear Stockholder:

I am pleased to invite you to Cycle Country Accessories Corp.’s annual meeting of stockholders (the “Annual Meeting”). This year’s meeting will be held on Saturday, September 18, 2010, at the Company’s principal office at 1701 38th Avenue West, Spencer, IA 51301, beginning at 2:00 p.m. local time.  Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement. A copy of our 2009 Annual Report on Form 10-K is also enclosed.

Whether or not you plan to attend the annual meeting, we hope you will have your shares represented by marking, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card. If you return your signed proxy but no voting instructions are given, your shares will be voted “For” each of the nominated Directors; “For” the ratification of our independent accountant; “For” the conditional equity compensation awards for Jeffrey Tetzlaff and Robert Davis; and “For” the equity compensation awards for our two independent directors. If you attend the annual meeting, you may vote your shares in person even though you have previously signed and returned your proxy card. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy and voting instructions so that your vote will be counted if you later decide not to attend the meeting.

Sincerely,

/s/ Jeffrey M. Tetzlaff
Jeffrey M. Tetzlaff
President and Chief Executive Officer

The accompanying Proxy Statement is dated August 19, 2010 and is first being mailed to stockholders on or about August 19, 2010.

Cycle Country Accessories Corp.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 18, 2010

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Cycle Country Accessories Corp., a Nevada corporation, will be held on Saturday, September 18, 2010, at 2:00 p.m., local time, at the Company’s principal office at 1701 38th Avenue West, Spencer, IA 51301, for the following purposes:

1.               to elect one director for a term which will expire at the 2013 annual meeting;

2.               to ratify the appointment of Boulay, Heutmaker, Zibell & Co. P.L.L.P. as the independent registered public accounting firm for our fiscal year ending September 30, 2010; and

3.               to consider and act upon a proposal to approve the conditional equity compensation awards to our Chief Executive Officer, Jeffrey M. Tetzlaff, and our Chief Operating Officer and Chief Financial Officer, Robert Davis;

4.               to consider and act upon a proposal to approve  the conditional equity compensation awards to our two independent directors, Paul DeShaw and Daniel Thralow; and

5.               to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice and incorporated by reference herein.

The Board of Directors has fixed the close of business on August 6, 2010 as the record date for the determination of holders of our common stock entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the annual meeting shall be open for the examination of any stockholder, for any purpose relevant to the annual meeting, during ordinary business hours, for a period of at least ten days prior to the annual meeting at our principal executive offices at 1701 38th Ave. West, Spencer, Iowa 51301.

A copy of the Company’s annual report on Form 10-K for its fiscal year ended September 30, 2009 accompanies this notice.

By Order of the Board of Directors

of Cycle Country Accessories Corp.

Spencer, Iowa

August 19,  2010

Your vote is important. Whether or not you expect to attend the annual meeting, please read the attached proxy statement and then promptly complete, date, sign and return the enclosed proxy card in order to ensure your representation at the annual meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have given your proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must obtain from such broker, bank or other nominee a proxy card issued in your name. Contact your broker, bank or other nominee for instructions.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 18, 2010

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Cycle Country Accessories Corp. (the “Company”) to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held at the Company’s principal office at 1701 38th Avenue West, Spencer, IA 51301, beginning at 2:00 p.m. local time on September 18, 2010, or at any adjournment thereof. The accompanying Notice of Annual Meeting, this Proxy Statement and the enclosed form of proxy are first being mailed or given to stockholders on or about August 18, 2010. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope, and the shares represented thereby will be voted in accordance with your wishes.

Solicitation of proxies is being made by the Company and will be made primarily by mail. In addition to solicitation by mail, officers, directors and employees of the Company may solicit personally, by mail or telephone if proxies are not promptly received. The cost of solicitation will be borne by the Company and will include reimbursement paid to banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses of forwarding solicitation materials to the beneficial owners of the Company’s common stock.

The Company’s principal office is located at 1701 38th Ave. West, Spencer, Iowa 51301.

REVOCATION OF PROXY

If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Chief Executive Officer, Jeffrey Tetzlaff, in writing at the principal office of the Company of such revocation at any time prior to the voting of the proxy. A properly executed proxy with a later date will also revoke a previously furnished proxy.

RECORD DATE

Only stockholders of record at the close of business on August 6, 2010 will be entitled to vote at the Annual Meeting or any adjournment thereof.

ACTIONS TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, that is, Mr. Jeffrey M. Tetzlaff, will vote:

1.               For the election of the person named herein as a nominee for Class II Director of the Company, for a term expiring at the 2013 Annual Meeting of Stockholders or until his successor has been duly elected and qualified;

2.               For the ratification of the engagement of Boulay, Heutmaker, Zibell & Co. P.L.L.P. as the Company’s independent registered public accounting firm; and

3.               To approve the conditional equity compensation awards to our Chief Executive Officer, Jeffrey M. Tetzlaff, and our Chief Operating Officer and Chief Financial Officer, Robert Davis;

4.               To approve the conditional equity compensation awards to our two independent directors, Paul DeShaw and Daniel Thralow; and

5.               According to such person’s judgment on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

Should the nominees named herein for election as directors become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause a nominee to be unavailable to serve.

VOTING SECURITIES AND VOTING RIGHTS

On August 6, 2010, there were outstanding 5,929,297 shares of Common Stock, par value $0.0001 per share, each of which is entitled to one vote on all matters submitted, including the election of directors. There are no cumulative voting rights.

A majority of the outstanding shares present or represented by proxy will constitute a quorum at the meeting. The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect a person nominated for director. Shares present at the meeting but which abstain or are represented by proxies which are marked “WITHHOLD AUTHORITY” with respect to the election of a person to serve on the Board of Directors will be considered in determining whether the requisite number of affirmative votes are cast on such matter. Accordingly, such proxies will have the same effect as a vote against the nominee as to which such abstention or direction applies. Shares not present at the meeting will not affect the election of a director.

The vote required for the approval of Proposal 2—Ratification of the Appointment of Independent Registered Public Accounting Firm; Proposal 3—Conditional Equity Compensation Awards to our Chief Executive Officer, Jeffrey M. Tetzlaff, and our Chief Operating and Chief Financial Officer, Robert Davis; Proposal 4—Conditional Equity Compensation Awards to Board Members; and for any other matter properly brought before the meeting, will be the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Shares present at the meeting that abstain (including proxies which deny discretionary authority on any matters properly brought before the meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such matter. Shares not present at the meeting will not affect the outcome as to any such matter.

While counted for quorum purposes, shares represented by a proxy as to which there is a “broker non-vote” (for example, where a broker does not have discretionary authority to vote the shares) as to one or more matters to be voted on shall not be deemed represented at the meeting as to such matter or matters and, therefore, will have no effect thereon.

Votes will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding the beneficial ownership of our Common Stock as of August 6, 2010 by each stockholder known by us to own beneficially more than 5% of our Common Stock.

As of August 6, 2010, we had 5,929,297 shares of Common Stock outstanding and 1,166 stockholders of record.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after August 6, 2010 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing the ownership percentage of any other person. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

	Amount and
Name and Address of	Nature of	Percentage of
Beneficial Owner	Beneficial Ownership	Class

Alan Bailey (1)	510,779 (direct)	14.13%
24160 Kelley’s Beach Drive	326,889 (indirect)
Spirit Lake, IA 51360

Lisa Bailey (2)	326,889 (direct)	14.13%
24160 Kelley’s Beach Dr	510,779 (indirect)
Spirit Lake, IA 51360

Joan Bailey	1,055,592 (direct)	17.80%
1209 Country Club Lane
Spencer, IA 51301

Hummingbird Management, LLC	412,922 (direct)	6.96%
Hummingbird Value Fund LP
The Tersier Nanocap Value Fund LP
Hummingbird Capital, LLC
Paul D. Sonkin.
145 East 57th Street - 8th Floor
New York, New York 10022

(1)  Includes 326,889 shares owned by Mr Bailey’s spouse, Lisa Bailey

(2)  Includes 510,779 shares owned by Mrs Bailey’s spouse, Alan Bailey

(3) Includes 101,000 shares owned by Hummingbird Value Fund, LP and 311,922 shares owned by The Tarsier Nanocap Value Fund, L.P.  Hummingbird Management, LLC serves as the investment manager of each of Hummingbird Value Fund, LP and Tarsier Nanocap Value Fund, LP.

SECURITY OWNERSHIP OF MANAGEMENT

Under regulations of the Securities and Exchange Commission, persons who have power to vote or to dispose of our shares, either alone or jointly with others, are deemed to be beneficial owners of those shares. The following table sets forth, as of August 6, 2010, the beneficial ownership of the outstanding Common Stock of each current director (including the nominees for election as directors), each of the Named Executive Officers named in the Summary Compensation Table set forth herein and the executive officers and directors as a group.

	Amount and
Name and Address of	Nature of	Percentage of
Beneficial Owner	Beneficial Ownership	Class

Jeffrey M. Tetzlaff, President and CEO, (1)	50,150 (direct)	0.85%
Director (2008)
c/o Cycle Country Accessories Corp.
1701 38th Ave West
Spencer, IA 51301

Robert Davis, COO, CFO, Corporate Secretary, (1)	0 (direct)	0.00%
Treasurer, and Director (2009)
c/o Cycle Country Accessories Corp.
1701 38th Ave West
Spencer, IA 51301

Paul DeShaw, Chairman of the Audit Committee, Director (2010)	341,300	5.76%
c/o Cycle Country Accessories Corp.	8,700 (indirect)	0.15%
1701 38th Avenue West
Spencer, IA 51301

Daniel Thralow, Director (2009)	0 (direct)	0
c/o Cycle Country Accessories Corp.
1701 38th Ave West
Spencer, IA 51301

All Officers and Directors as a Group (4 persons)	391,450	6.60%

(1) Does not include shares contemplated by the equity compensation awards under Proposals 3 and 4 herein.

PROPOSAL 1 - ELECTION OF DIRECTOR

INFORMATION ABOUT THE NOMINEE AND CURRENT DIRECTORS

The Company’s ByLaws currently specify that the number of directors shall be not less than three, nor more than nine, subject to amendment by the Board of Directors.  The number of directors currently serving is four, and the number currently authorized is seven, leaving 3 vacancies.  The Company’s ByLaws provide that vacancies on the Board of Directors may be filled by the remaining members of the Board of Directors.  Proxies solicited by the Company for the election of directors cannot be voted for a greater number of persons than the number of nominees named in the proxy. Such person shall stand for election at the next meeting of stockholders.

The Company’s Articles of Incorporation, as amended, and ByLaws provide for a division of the Board of Directors into three classes. One of the classes is elected each year to serve a three-year term. The term of the current Class II Directors expire at the Annual Meeting.

The Company accepted the early resignation of Mr. L.G. Hancher, Jr., whose Class II Director term would have otherwise come to an end next month at the September 18, 2010 Annual Stockholder Meeting.  (Please see SEC Form 8-K dated January 8, 2010).

Subsequently, Mr. Paul DeShaw was appointed effective February 24, 2010 by the remaining Members of the Board of Directors to fill the vacancy created by the Hancher resignation, in accordance with the Company’s ByLaws, to serve the balance of the term of such directorship.

The full Board of Directors has nominated, as recommended and approved by the independent board members, Mr. DeShaw for election as a Class II director for a term expiring at the 2013 annual meeting of stockholders and until his successor has been qualified, or until his earlier death, resignation or removal. Mr. DeShaw has not served on the Board of Directors prior to his recent appointment in February 2010.  The nominee has agreed to serve if elected, and the Board of Directors has no reason to believe he will be unable to serve. If the nominee for director is unable to serve, the persons named in the proxy may vote for a substitute nominee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF MR. DESHAW AS DIRECTOR TO HOLD OFFICE UNTIL THE 2013 ANNUAL MEETING OF STOCKHOLDERS.

The following table sets forth for each director nominee and for the incumbent directors, such director’s age, principal occupation for at least the last five years, present position with the Company, the year in which such director was first elected or appointed a director (each serving continuously since first elected or appointed), directorships with other companies whose securities are registered with the Securities and Exchange Commission, and the class of such director.

The Director Nominee standing for election:

Class II: To serve as Director until 2013

Name	Age	Principal Occupation	Director Since

Paul DeShaw	67	Mr. DeShaw is a long-standing investor in Cycle Country Accessories Corp. He is also a Director of BDFSC Holdings Corp and a Vice President of Broker Dealer Financial Services Corp, and has been with that firm since 1995.	2010

The Directors continuing in office:

Class I:  To continue to serve as Director until 2012

Name	Age	Principal Occupation	Director Since

Daniel Thralow	46	Mr. Thralow is the founder of Thralow Inc., which was the holding company of over 30 niche internet based retail sites including Binoculars.com, Telescopes.com and Peepers.com. Each site became the global leader in its category. Mr. Thralow sold the assets of Thralow Inc. in 2006, and has consulted since.	2009

Robert Davis	49	Mr. Davis is the Company’s Chief Operating Officer and Chief Financial Officer. Prior to this role, he was a engaged by the Company as a turnaround consultant and acted as the interim Chief Financial Officer, as well. Through his firm, Bene Merenti LLC, he has been an entrepreneurial C.E.O. for over 20 years, having bought, started, lead, and sold many companies in that period.	2009

Class III: To continue to serve as Director until 2011

Name	Age	Principal Occupation	Director Since

Jeffrey M. Tetzlaff	53

Jeff Tetzlaff joined Cycle Country in 2008 as the Company’s President. Mr. Tetzlaff had served as Vice President of Business Development for Commerce Street Venture Group a diversified private equity firm for 4 years prior to joining Cycle Country. As Vice President of Business Development, Mr. Tetzlaff would evaluate businesses for their strengths, weaknesses, the market they were in, and their potential for growth. From 1995 to 2001 Mr. Tetzlaff co-founded and participated in numerous start-up companies in a variety of roles and responsibilities. From 2001 to 2003 Mr. Tetzlaff was Vice President of Sales, Marketing and Business Development for I-TECH Corp., a Computer Peripheral Equipment, Fiber Optic Test Equipment, Testers, Test and Measurement Equipment provider.

			2008

Family Relationships

None.

Agreements to Elect Directors

No agreements exist to elect any of our directors.

CORPORATE GOVERNANCE

Determination of Director Independence

Rules of The American Stock Exchange (“Amex”) require that no less than 50% of the Company’s Board of Directors be “independent,” as defined in American Stock Exchange Company Guide Section 121(f). Under the Amex rules, the Board of Directors must make an affirmative determination that a director is independent by determining that the director has no relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors has reviewed the independence of its directors under the Amex rules. During this review, the Board of Directors considered transactions and relationships between each director or any member of his family and the Company..

The Board of Directors has determined that Messrs. Paul DeShaw and Daniel Thralow are independent under Amex Rule Section 121(f).

Board Leadership Structure

On March 16, 2010, Jeffrey M. Tetzlaff, the Company’s President and Chief Executive Officer was elected by the Directors to the position of Chairman of the Board.  Mr. Tetzlaff has served on the Board since 2008.  Mr. Tetzlaff replaced L.G. Hancher, Jr., who resigned from the Board January 6, 2010.

The Board has determined that having our Chief Executive Officer also serve as Chairman is in the best interest of our stockholders at this time. This structure makes the best use of the Chief Executive Officer’s extensive knowledge of the Company and its industry in setting the strategic direction of the Company, as well as fostering greater communication between our management and the Board.

The Board has not appointed a Lead Independent Director as of this date.  Because the Board currently has only two independent Directors, any actions requiring approval of a majority of independent directors requires the unanimous approval of both.  If the Company adds any additional independent directors to the Board, a Lead Independent Director will be named at that time.

Board’s Role in Risk Oversight

Our management is principally responsible for defining, identifying and assessing the various risks facing our Company, formulating risk management policies and procedures and managing our risk exposures on a day-to-day basis.  Management provides the Board an annual risk assessment with quarterly updates. The Board’s responsibility is to oversee our risk management processes by understanding and evaluating management’s identification, assessment and management of the Company’s critical risks.

The Board as a whole has responsibility for this risk oversight.  Areas of focus include strategic, operational, liquidity, market, financial, reporting, succession, compensation, compliance and other risks.

Board of Directors’ Committees and Meetings

The Board of Directors conducts its business through meetings and actions by unanimous written consent of the full board and through an Audit Committee of the board.

During the fiscal year ended September 30, 2009, the Board of Directors held two regular meetings and the Audit Committee held two regular meetings. During the fiscal year ended September 30, 2009, all member of our Board of Directors attended at least 75% of the meetings of the Board of Directors and of the committees on which he or she served that were held during the period for which he or she was a director or committee member.

We have not adopted a formal policy regarding board member attendance at our annual meetings; however, we strongly encourage all board members to attend the annual meeting.

The Audit Committee.  For fiscal year 2009, the Audit Committee of our Board of Directors was comprised of two directors, L.G. Hancher, Jr. and Daniel Thralow.  Each of these individuals was an independent director as defined by the American Stock Exchange rules. Mr. Hancher remained a member of the Board and the Audit Committee until his resignation in January 2010, whereupon he was replaced with Paul DeShaw effective February 24, 2010.

In addition, our Board of Directors has determined that Paul DeShaw, as defined by the SEC rules, is both independent and an audit committee financial expert.  Mr. DeShaw has extensive experience reading, analyzing, and preparing GAAP financial statements and SEC reports and filings.  Mr. DeShaw is the Chair of the Audit Committee.

Our Audit Committee is made of Mr. Paul DeShaw and Mr. Daniel Thralow.  We anticipate adding one or more of the independent directors currently sought by the company and anticipate appointing additional independent directors to the Audit Committee.

The Audit Committee is responsible for, among other things:

•                  directly appointing our independent registered public accountants;

•                  discussing with our independent registered public accountants their independence from management;

•                  reviewing with our independent registered public accountants the scope and results of their audit;

•                  approving all audit services and pre-approving all permissible non-audit services to be performed by the independent registered public accountants;

•                  overseeing the financial reporting process and discussing with management and our independent registered public accountants the interim and annual financial statements that we file with the SEC; and

•                  reviewing and monitoring our accounting principles, policies and financial and accounting controls.

Selection of Director Nominees

                The Board of Directors does not currently have a standing Nominating Committee or a charter regarding the nominating process. The Board of Directors believes that it is appropriate for it to not have such a committee because it has delegated to the independent members of the Board of Directors the authority to identify, evaluate and recommend qualified nominees for election or appointment to the Company’s Board of Directors. The vote of a majority of the independent directors of the Board of Directors is required to approve a nominee for recommendation to the Board of Directors.

Stockholder Nominations. Stockholders who wish to recommend nominees for consideration by the independent members of the Board of Directors must submit their nominations in writing to our Corporate Secretary. Submissions must include sufficient biographical information concerning the recommended individual for the committee to consider, including age, five-year employment history with employer names and a description of the employer’s business, whether such individual can read and comprehend basic financial statements, and other board memberships (if any) held by the recommended individual. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The independent members of the Board of Directors may consider such stockholder recommendations when it evaluates and recommends nominees to the Board of Directors for submission to the stockholders at each annual meeting. Stockholder nominations made in accordance with these procedures and requirements must be addressed to our Corporate Secretary, at 1701 38th Ave. W., Spencer, Iowa 51301.

In addition, stockholders may nominate directors for election without consideration by the Board of Directors. Any stockholder of record may nominate an individual by following the procedures and deadlines set forth in the “Stockholders’ Proposals for 2011 Annual Meeting” section of this proxy statement and by complying with the eligibility, advance notice and other provisions of our bylaws. Under our bylaws, a stockholder is eligible to submit a stockholder proposal if the stockholder is of record and entitled to vote at the annual meeting. The stockholder also must provide timely notice of the proposal to us. To be timely, the stockholder must provide advance notice not less than 120 calendar days before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s meeting.

The Board of Directors did not receive any recommended nominee from any stockholder or group of stockholders that beneficially owned more than 5% of our common stock for at least one year as of the date of the recommendation.

Compensation Committee

The Board of Directors does not currently have a standing Compensation Committee. The Board of Directors believes it is appropriate for the Company to not have such a committee because of its status as a “Smaller Reporting Company” and it has delegated to the independent members of the Board of Directors the authority to establish executive officer compensation.

Compensation Committee Report

The independent members of the Board of Directors are, among other things, responsible for:

•        making recommendations to the Board and to the boards of subsidiaries on all matters of policy and procedures relating to executive compensation;

•        reviewing and approving corporate goals and objectives relevant to the chief executive officer’s compensation, and determining and approving the chief executive officer’s compensation level based on the Board’s performance evaluation of the chief executive officer;

•        determining and approving the compensation of the other executive officers;

•        reviewing, recommending, and discussing with management the compensation discussion and analysis section included in the Company’s annual proxy statement; and

•        evaluating its performance on an annual basis.

The independent members of the Board of Directors seek input from the CEO and CFO on compensation decisions and performance appraisals for all other officers. However, all executive officer compensation matters are approved by the independent members of the Board of Directors. During Fiscal 2009, the independent directors were L.G. Hancher Jr and Daniel Thralow.  Currently, the two independent directors are Paul DeShaw and Daniel Thralow.

The independent members of the Board of Directors are given the opportunity to meet in executive session at each meeting of the Board of Directors. When possible, the independent members of the Board of Directors preview and discuss significant compensation decisions at one meeting before giving formal approval at a subsequent meeting.

In making its determination of the appropriate level of the compensation of Mr. Tetzlaff and Mr. Davis, the Board has reviewed and relied upon the compensation analysis report prepared by The Mazzitelli Group LLC, an independent, professional services firm specializing in executive compensation and recruitment,  regarding compensation payable to Chief Executive Officers, Chief Operating Officers and Chief Financial Officers for similar organizations of similar size to the Company and headquartered smaller, rural communities in the Upper Midwest.

Code of Business Conduct and Ethics

The Company has adopted a code of business conduct and ethics applicable to the Company’s directors, officers (including the Company’s principal executive officer, principal financial officer and principal accounting officer), and employees, known as the Code of Ethics and Standards of Conduct.  The Code of Ethics and Standards of Conduct is available on the Company’s website.  In the event that we amend or waive any of the provisions of the Code of Ethics and Standards of Conduct applicable to our principal executive officer, principal financial officer, or principal accounting officer, we intend to disclose the same on the Company website at www.cyclecountry.com.

Director’s Compensation

For fiscal year 2009, independent directors received $500 in common shares as compensation for each board meeting that they attend.  Pursuant to our 2007 Incentive Compensation Plan, for the fiscal year ended September 30, 2009, the non-management directors were issued a total of 3,609 shares of common stock under such Plan.. Directors who are employees of the Company receive no additional compensation for their service on the Board

Name	Fees Earned or Paid in Cash ($)	Stock Awards	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Comp. ($)
L.G. Hancher, Jr.	—	2,131
F.L. Miller	—	1,111
Rod Simonsen	—	1,111
Dan Thralow (1)	—	0
Jeffrey M. Tetzlaff	—	—
Robert Davis	—	—

(1) Mr. Thralow earned 1020 shares of stock for serving on the Board in fiscal 2009. Those shares have been replaced by the contemplated stock awards under Proposal 4 herein.

EXECUTIVE OFFICERS

Set forth below are each of our executive officers and their ages as of August 18, 2010.

Name	Age	Position	Current Position Held Since

Jeffrey M. Tetzlaff	53	President, Chief Executive Officer, Chairman of the Board of Directors, and Director	2008

Robert Davis	49	Chief Operating Officer, Chief Financial Officer, Corporate Secretary, Treasurer, and Director	2009

Chairman of the Board

On March 16, 2010, Mr. Jeffrey M. Tetzlaff was elected by the Directors to the position of Chairman of the Board.  As Chairman, Mr. Tetzlaff will carry out the duties and responsibilities of that position.  Mr. Tetzlaff has served on the Board since 2008.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the total compensation earned over the fiscal years ended September 30, 2009 and 2008 by (1) each person who served as the principal executive officer of the Company during fiscal year 2009, (2) the Company’s two most highly compensated executive officers as of September 30, 2009 with compensation during fiscal year 2009 of $100,000 or more; and (3) up to two additional individuals, if any, who would have otherwise been included under clause (2) above but for the fact that they were not serving as an executive officer as of September 30, 2009 (the “named executive officers”).

Annual Compensation

Name and Principal Position	Fiscal Year	Salary	Bonus		Other Annual Comp.		Restricted Stock Awards		Securities Underlying Options	LTIP Payouts	All Other Comp.
Jeffrey Tetzlaff,	2009	150,000	—		0		0				3,659	(11)
President, CEO	2008	150,000	25,000	(2)	0						1,464	(6)

Robert Davis, COO, CFO	2009	0	—		0		0		0	0	116,876	(9)

Randy Kempf,	2009	187,500	—		0		25,000	(5)	0	0	10,432	(12)
President (former) (7)	2008	208,515	25,370		121	(1)	25,000	(5)	0	0	6,979	(3)

Alan Bailey, Vice President - Engineering	2009	125,000	—		500	(1)	0		0	0	18,842	(10)
(former) (8)	2008	100,000	9,272		500	(1)	0		0	0	15,495	(4)

(1)	Christmas bonus
(2)	Signing bonus
(3)	Comprised of $6,979 for health insurance
(4)	Comprised of $4,911 value of personal use of company auto and $10,584 paid for health insurance
(5)	Comprised of the last two issuances for a total of $100,000 in restricted company common stock
(6)	Comprised of $1,464 of health insurance
(7)	Employment terminated April 2008
(8)	Retired effective April 30, 2010.
(9)	Other compensation represents amounts paid to consulting firm of Bene Merenti LLC
(10)	Comprised of $6,180 value of personal use of company auto and $12,662 paid for health insurance
(11)	Comprised of $3,659 of health insurance
(12)	Comprised of $10,432 of health insurance
(13)	Comprised of $1,599 remaining vacation

Stock Option Grants in the past Fiscal Year

During the year ended September 30, 2009, the Company issued shares to the independent directors in accordance with our policy of director compensation, as well as issued 50,000 shares of restricted stock granted to our Chief Executive Officer, Jeffrey Tetzlaff, as part of his Executive Employment Agreement dated April 2008..

Outstanding Equity Awards at Fiscal Year

The following table sets forth unexercised options held by the named executive officers as of the 2008 fiscal year-end.

Outstanding Equity Awards at September 30, 2009)

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Jeffrey M. Tetzlaff, President, Chief Executive Officer and Director	500,000	$1.68	April 2011	33,334	(1)	$20,667.08	(2)
Robert Davis, Chief Operating Officer, Chief Financial Officer, Secretary, Treasurer and Director	0	0	0	0		0

(1)                                    Of this amount, 16,666 shares vested on April 7, 2010 and the vesting of the remaining 16,668 was accelerated by action of the Board of Directors effective June 30, 2010.

(2)                                    Calculated using the closing price on September 30, 2009 of $0.62.

Employment Agreements

We have entered into employment agreements with certain of our key executives as follows:

We entered into a new employment agreement with Jeffrey Tetzlaff, our President and Chief Executive Officer, effective as of July 1, 2010 for an initial term of three years.  The agreement calls for Mr. Tetzlaff to receive an annual income of $250,000 per year, a $60,000 signing bonus, and a conditional grant of restricted stock equal to 12.5% of the fully diluted shares outstanding.  The agreement also provides for Mr. Tetzlaff to receive standard benefits such as health insurance coverage, 401(k) retirement savings plan, sick and vacation time, and cafeteria plan.

We entered into an employment agreement with Robert Davis, our Chief Operating and Chief Financial Officer, also effective July 1, 2010 for an initial term of three years.  The agreement calls for Mr. Davis to receive an annual income of $250,000 per year, a $60,000 signing bonus, and a conditional grant of restricted stock equal to 12.5% of the fully diluted shares outstanding.   The agreement also provides for Mr. Davis to receive standard benefits such as health insurance coverage, 401(k) retirement savings plan, sick and vacation time, and cafeteria plan.

Compensation Policies and Practices as They Relate to Risk Management.

We believe that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.  In reaching this conclusion, we considered the following:

•                  we do not grant equity awards to our employees generally or other persons who provide services to us, which mitigates taking excessive or inappropriate risk for short-term gain that might be rewarded by equity compensation;

•                  certain of our employees, including our executive officers, are eligible to receive incentive bonus payments determined on a discretionary basis that do not guarantee an employee a particular level of bonus based on the achievement of a specified performance or financial target, which also mitigates taking excessive or inappropriate risk to meet specific bonus formulas, but is intended to incentivize performance of the eligible employees;

•                  our experience is that our employees are appropriately motivated by our compensation policies and practices to achieve profits and other business objectives in compliance with our oversight of material short and long-term risks;

•                  the equity compensation awards to our executive officers aligns the interests of the executive officers with the interest of our shareholders and the vesting of such awards over time is intended to encourage long term growth and mitigate the taking of short term risk; and

•                  compensation of the executive officers is approved by the independent directors , who, as members of the Board also have responsibility for risk oversight for the Company.

Enhancing the effectiveness of our compensation structure, including an evaluation of foreseeable negative consequences, is considered in the establishment of our compensation structure and is reevaluated by management and the Board from time to time.

AUDIT COMMITTEE REPORT

The responsibilities of the Audit Committee are provided in its Charter, which has been approved by the Board of Directors of the Company. The Audit Committee Charter was most recently revised and approved by the Board of Directors on December 18, 2002.

In fulfilling its oversight responsibilities with respect to the September 30, 2009 financial statements, the Audit Committee, among other things, has:

•      reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended September 30, 2009, including a discussion of the quality and acceptability of our financial reporting and internal controls;

•      discussed with the Company’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments and estimates and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of American Institute of Certified Public Accountants;

•      discussed with the Company’s independent registered public accounting firm its independence from management and the Company, received and reviewed the written disclosures and the letter from the Company’s independent registered public accounting firm required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and considered the compatibility of non-audit services with the Company’s independent registered public accounting firm’s independence; and

•      discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit.

Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10K for the fiscal year ended September 30, 2009.

Respectfully submitted,

AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF
CYCLE COUNTRY ACCESSORIES CORP.

Paul DeShaw, Chairman of the Audit Committee
Daniel Thralow, Member

Notwithstanding anything set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the preceding report shall not be deemed incorporated by reference in any such filings.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

From time to time, the Company has engaged in various transactions with certain of its directors, executive officers and other affiliated parties. The following paragraphs summarize certain information concerning certain transactions and relationships that have occurred during the past fiscal year or are currently proposed.

In fiscal 2009, we provided contract manufacturing services to AERO Race Wheels, Inc. which generated approximately $208,000 in revenue.  There was approximately $8,000 in accounts receivable at September 30, 2009.  AERO Race Wheels is owned by Mr. F.L. Miller who was a Director from 2001 through August 10, 2009, as well as the Chairman of our Board of Directors for the fiscal year ended September 30, 2008 and for the period ended August 10, 2009.

Review and Approval of Related Person Transactions

We review relationships and transactions in which the Company and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in our proxy statement. In addition, the Audit Committee reviews and approves or ratifies any related person transaction that is required to be disclosed. In the course of its review and approval or ratification of a disclosable related party transaction, the Committee considers:

•      the nature of the related person’s interest in the transaction;

•      the material terms of the transaction, including, without limitation, the amount and type of transaction;

•      the importance of the transaction to the related person;

•      the importance of the transaction to the Company;

•      whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and

•      any other matters the Committee deems appropriate.

Our executive officers are responsible for applying this policy to related parties. No specific procedures are in place, however, that govern the treatment of transactions among us and our related entities, although we and such entities may implement specific procedures as appropriate for particular transactions. With respect to transactions between or involving us and one or more of our related parties, if the transaction, in our opinion, is no less favorable to us than could be obtained from unrelated parties, or the transaction, in the absence of stockholder ratification or approval by our independent directors, is fair to all companies involved, in many instances, are in our best interests.  In certain instances, our executive officers may seek the approval or ratification of such transactions by our independent directors, but there is no quantified threshold for seeking this approval.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, the Company’s directors and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Such individuals are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to the Company or written representations that no reports were required to be filed, the Company believes that all such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during the 2008 fiscal year except as set forth below.

The Company is aware of the following individual directors, officers or beneficial owners of more than ten percent of the Company’s Common Stock that, during the fiscal year 2009 or for the fiscal year 2009, failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934:

Mr. Daniel Thralow and Mr. Robert Davis both inadvertently failed to to timely file their respective SEC Form 3, which have since been filed.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors appointed Boulay, Heutmaker, Zibell & Co. P.L.L.P. (“Boulay”), effective May 20, 2009 as the Company’s independent accountants to audit the consolidated financial statements of the Company for the fiscal years ending September 30, 2009.

A proposal will be presented at the Annual Meeting to re-ratify the appointment of Boulay, Heutmaker, Zibell, & Co. P.L.L.P. (“Boulay”) as the Company’s independent registered public accounting firm. One or more of the representatives of that firm are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so. Neither the Company’s ByLaws nor its other governing documents or law require stockholders ratification of the selection of Boulay as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of Boulay to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF BOULAY, HEUTMAKER, ZIBELL & CO. P.L.L.P. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

AUDIT AND NON-AUDIT FEES

The following table sets forth the fees billed to the Company for the fiscal year ended September 30, 2009 by Boulay.:

Fiscal 2009

Audit Fees	$136,500
Miscellaneous Consulting Services	14,500
Tax Fees	6,500

Total Fees	$157,500

The Company paid no fees to Boulay, Heutmaker, Zibell & Co. P.L.L.P. for the fiscal years ended September 30, 2008, nor for any prior year.

A description of the types of services provided in each category is as follows:

Audit Fees—Includes audit of the Company’s annual financial statements, review of the Company’s quarterly reports on Form 10-Q.

Miscellaneous Consulting Services—Includes fees related to the restatements of our fiscal 2009 Form 10-Q’s and other fees related to the Hancher fraud matter.

Tax Fees—Includes tax compliance, tax advice and planning.

All Other Fees—None..

Audit Committee Pre-Approval Policy

To ensure the independence of the Company’s independent auditor and to comply with applicable securities laws, listing standards, and the Audit Committee charter, the Audit Committee is responsible for reviewing, deliberating and, if appropriate, pre-approving all audit, audit-related, and non-audit services to be performed by the Company’s independent auditors. For that purpose, the Audit Committee has established a policy and related procedures regarding the pre-approval of all audit, audit-related, and non-audit services to be performed by the Company’s independent auditor (the “Policy”).

The Policy provides that the Company’s independent auditor may not perform any audit, audit-related, or non-audit service for the Company, subject to those exceptions that may be permitted by applicable law, unless: (1) the service has been pre-approved by the Audit Committee, or (2) the Company engaged the independent auditor to perform the service pursuant to the pre-approval provisions of the Policy. In addition, the Policy prohibits the Audit Committee from pre-approving certain non-audit services that are prohibited from being performed by the Company’s independent auditor by applicable securities laws. The Policy also provides that the Chief Financial Officer will periodically update the Audit Committee as to services provided by the independent auditor. With respect to each such service, the independent auditor provides detailed back-up documentation to the Audit Committee and the Chief Financial Officer.

PROPOSAL 3 - APPROVAL OF EXECUTIVE OFFICER EXECUTIVE EQUITY COMPENSATION AWARDS

The Board of Directors, through its independent directors, has approved and the Company has entered into employment agreements with each of Jeffrey M. Tetzlaff, the Company’s Chief Executive Officer, and Robert Davis, the Company’s Chief Operating Officer and Chief Financial Officer.  Pursuant to the terms of the employment agreements, each of Mr. Tetzlaff and Mr. Davis has been granted an equity award, subject to stockholder approval of such award, the terms of which are described below (each, an “Equity Award”).

For the Equity Awards, each of Mr. Tetzlaff and Mr. Davis will receive an award of shares of common stock of the Company equal to 12.5% on a fully-diluted basis of the common stock outstanding on the date of the 2010 annual meeting, but not less than 988,216 shares.

As of June 30, 2010, the total number of shares on a fully-diluted basis was 5,929,297, which would result in 988,216 shares for each Equity Award or total of 1,993,794 shares issued for both awards.  The shares will vest in four installments over the next three years, with the first installment of 40% of the shares vesting October 1, 2010 and three installments of 20% each vesting on July 1, 2011, July 1, 2012 and June 30, 2013. Vesting may be accelerated on the occurrence of certain events, including a change of control.

In the event the Equity Award is not approved by the stockholders, the agreement provides Mr. Davis and Mr. Tetzlaff each will receive an equivalent award of stock units, subject to the same vesting schedule and payable in cash, which awards are not subject to stockholders approval.

In making its determination of the appropriate level of the compensation of Mr. Tetzlaff and Mr. Davis, the Board has reviewed and relied upon the compensation analysis report prepared by The Mazzitelli Group, LLC, an independent, professional services firm specializing in executive compensation and recruitment, regarding compensation payable to Chief Executive Officers, Chief Operating Officers and Chief Financial Officers for similar organizations of similar size to the Company and headquartered in Smaller, Rural Communities in the Upper Midwest.

The following table shows the benefits or amounts that will be received by or allocated to each of Mr. Tetzlaff and Mr. Davis for the Equity Awards being acted upon, to the extent such benefits or amounts are determinable:

NEW PLAN BENEFITS

Individual Equity Awards under Employment Agreements

Name and Position	Dollar Value ($) (1)	Number of Units (2)
Jeffrey M. Tetzlaff, Chief Executive Officer, President and Director	$652,222	988,216
Robert Davis, Chief Operating Officer, Chief Financial Officer, Secretary, Treasurer and Director	$652,222	988,216
Executive Group	$1,304,445	1,976,432
Non-Executive Director Group	Not Applicable	Not Applicable
Non-Executive Officer Employee Group	Not Applicable	Not Applicable

(1)                                    Calculated using the closing price of $0.66 for the Company’s Common Stock on August 6, 2010, as quoted by the American Stock Exchange.

(2)           Calculated using the number of shares outstanding on a fully-diluted basis as of June 30, 2010.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE EQUITY COMPENSATION AWARDS TO JEFFREY M. TETZLAFF AND ROBERT DAVIS.

PROPOSAL 4 - APPROVAL OF DIRECTOR EQUITY COMPENSATION AWARDS

Historically, the Company has paid its non-employee directors through an equity award of $500 payable in shares of Company Common Stock each for each meeting they attended.  The shares have not actually been issued to the new independent directors, Paul DeShaw and Daniel Thralow.  In addition, the Company has needed to recruit new, independent Board members to comply with American Stock Exchange listing standards and fill existing vacancies on the Board.

The Company has successfully recruited Mr. Thralow and Mr. DeShaw over the last several months.  The Company continues to work to recruit additional independent directors.  As the only two independent directors, Mr. Thralow and Mr. DeShaw both serve on the Audit Committee and, although not formally constituted as such, perform the functions of a Compensation Committee as well.  Neither has received any compensation to date for their service.

Consequently, the Board has approved an award of 50,000 shares of Restricted Company Common Stock, subject to vesting over the three year terms of their service, and subject to receipt of stockholder approval, to each of Mr. DeShaw and Mr. Thralow, as consideration for their services to date and for continued service for the balance of their respective terms (the 2012 annual meeting for Mr. Thralow and the 2013 annual meeting for Mr. DeShaw). Upon receipt of stockholder approval, Mr. Thralow will be immediately vested in one third of his shares for having already completed one year of service.

With 5,929,297 shares outstanding as of August 6, 2010, each grant represents 0.84% of the outstanding shares of the Company.  Based on the closing price of $0.66 per share as of August 6, 2010, each award has a value of approximately $33,000.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”THE APPROVAL OF THE DIRECTOR EQUITY COMPENSATION AWARDS.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

Stockholders proposals intended to be presented at the 2011 Annual Meeting of Stockholders must be received by the Company not later than April 21, 2011, for inclusion in the Company’s proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

Stockholders proposals and nominations for directors made outside of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, may be considered at the 2011 Annual Meeting of Stockholders only if timely notice is given to the Company by April 21, 2011. Such notice must include a description of the proposed business and the reasons therefore. The Board of Directors or the presiding officer at the Annual Meeting may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for action in accordance with applicable law. These requirements are separate from the procedural requirements a must meet to have a proposal included in the Company’s proxy statement.

COMMUNICATION WITH THE BOARD OF DIRECTORS

A Stockholders who wishes to communicate with our Board of Directors, specific individual directors or the non-employee directors as a group, may do so by directing a written request addressed to such director(s) in care of the Corporate Secretary at the address appearing on the first page of this proxy statement. Such communication will be directed to the intended director, group of directors or the entire Board of Directors, as the case may be.

HOUSEHOLDING OF MATERIALS

In some instances, only one copy of this proxy statement or annual report is being delivered to multiple Stockholders sharing an address, unless the Company has received instructions from one or more of the Stockholders continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement or annual report, as applicable, to any Stockholders at your address. If you wish to receive a separate copy of the proxy statement or annual report, you may call us at (712) 262-4191 or send a written request to Cycle Country Accessories Corp., 1701 38th Ave. West, Spencer, Iowa 51301, Attention: Secretary. Alternatively, Stockholders sharing an address who now receive multiple copies of the proxy statement or annual report may request delivery of a single copy also by calling us at the number or writing to us at the address listed above.

OTHER BUSINESS

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting other than as set forth in the Notice that accompanies this Proxy Statement. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s 2009 Annual Report on Form 10-K accompanies this Proxy Statement, including the financial statements and schedules, which the Company has filed with the Securities and Exchange Commission.  Copies of the Company’s Annual Report on Form 10-K (without exhibits) for the fiscal year ended September 30, 2009 are available to Stockholders, without charge, upon written request.  Copies of the exhibits to the Form 10-K are available, but a reasonable fee per page will be charged to the requesting stockholder.  Each written request must set forth a good faith representation that, as of the record date, the person making the request was a beneficial owner of the Company’s Common Stock entitled to vote at the Meeting.  Stockholders should direct the written requests to Cycle Country Accessories Corp., 1701 38th Ave. W.,  Spencer, Iowa, 51301, Attention: Secretary.  Stockholders may also access the Form 10-K and the Company’s other filings with the Securities and Exchange Commission through the Company’s website at www.cyclecountry.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 18, 2010

Our 2010 Proxy Materials and Annual Report to Stockholders for fiscal year 209 are available at www.cyclecountry.com.

By Order of the Board of Directors,

/s/ Robert Davis
Secretary

Spencer, Iowa

August 19, 2010

PROXY

CYCLE COUNTRY ACCESSORIES CORP.

ANNUAL MEETING OF SHAREHOLDERS

SEPTEMBER 18, 2010

The undersigned hereby appoints Mr. Jeffrey M. Tetzlaff, with full power of substitution, or if Mr. Tetzlaff is unable or declines to exercise such rights hereunder, the undersigned appoints Mr. Robert Davis, with full power of substitution, the true and lawful attorney and proxy of the undersigned to vote all the shares of Common Stock, $0.001 par value per share, of Cycle Country Accessories Corp. owned by the undersigned at the Annual Meeting of Shareholders to be held at the Company’s principle offices at 1701 38th Avenue West, Spencer, Iowa 51301, beginning at 2:00 p.m. local time, Saturday, September 18, 2010, and at any adjournment thereof, on the following items of business as set forth in the Notice of Annual Meeting and Proxy Statement:

1.               ELECTION OF DIRECTORS:

Nominee:   Mr. Paul DeShaw

☐                                   FOR the nominee (or such other person designated by the Board of Directors to replace any unavailable nominee)

☐                                   WITHHOLD AUTHORITY to vote for the nominees.

☐                                   FOR ALL EXCEPT (Instruction: To withhold authority to vote for any individual nominee, mark the “FOR ALL EXCEPT” box and write that nominee’s name in the space provided.)

2.                                       RATIFICATION OF THE ENGAGEMENT OF  BOULAY, HEUTMAKER, ZIBELL & CO. P.L.L.P. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

☐	FOR	☐	AGAINST	☐	ABSTENTION

3.                                         APPROVAL OF THE CONDITIONAL EQUITY COMPENSATION AWARDS TO OUR CHIEF EXECUTIVE OFFICER, JEFFREY M. TETZLAFF, AND OUR CHIEF OPERATING OFFICER AND CHIEF FINANCIAL OFFICER, ROBERT DAVIS:

☐	FOR	☐	AGAINST	☐	ABSTENTION

4.                                         APPROVAL OF THE CONDITIONAL EQUITY COMPENSATION AWARDS TO OUR TWO INDEPENDENT DIRECTORS, PAUL DESHAW AND DANIEL THRALOW:

☐	FOR	☐	AGAINST	☐	ABSTENTION

5.             OTHER MATTERS

In his discretion with respect to the transaction of such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF BOULAY, HEUTMAKER, ZIBELL & CO. P.L.L.P. AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Number of shares of Common Stock owned	DATE	, 2010
On August 6, 2010 and voted hereunder:

Please date and sign exactly as your name appears on the envelope. In the case of joint holders, each should sign. When signing as attorney, executor, etc., give full title. If signer is a corporation, execute in full corporate name by authorized officer.